UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Charter)

                        III-A: 0-18302          III-A: 73-1352993
                        III-B: 0-18636          III-B: 73-1358666
                        III-C: 0-18634          III-C: 73-1356542
                        III-D: 0-18936          III-D: 73-1357374
                        III-E: 0-19010          III-E: 73-1367188
   Oklahoma             III-F: 0-19102          III-F: 73-1377737
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)           Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Geodyne Energy Income Limited Partnership III-A (the "III-A Partnership"), the Geodyne Energy Income Limited Partnership III-B (the "III-B Partnership"), the Geodyne Energy Income Limited Partnership III-C (the "III-C Partnership"), the Geodyne Energy Income Limited Partnership III-D (the "III-D Partnership"), the Geodyne Energy Income Limited Partnership III-E (the "III-E Partnership")and the Geodyne Energy Income Limited Partnership III-F (the "III-F Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, November 22, 2007 for the III-A Partnership and December 31, 2007 for the other partnerships. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows, at September 30, 2007:

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


                       III-A    $ 10,179,618
                       III-B       4,522,885
                       III-C      13,403,305
                       III-D       8,389,887
                       III-E      15,793,081
                       III-F      12,053,340

      Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the December 12 and 13, 2007 Oil and Gas Clearinghouse auction (the "December Auction") on the Unaudited Statements of Net Assets of Partnership in Liquidation,
      Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

     (1)  III-A Partnership

          (a)  December 2007 Auction

          The III-A Partnership's net fair value of its oil and gas properties sold in the December Auction was $852,621 as of September 30, 2007. The net sales proceeds were approximately $990,000.

          For the nine months ended September 30, 2007, the III-A Partnership's total revenues and operating expenses would have been reduced by $219,139 and $50,501, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-A Partnership's Net Income from Continuing Operations would have decreased by $240,691, representing a reduction in oil and gas sales of $316,250, a reduction in operating expenses of $69,614, a reduction in depreciation, depletion, and amortization ("DD&A") of oil and gas properties of $4,619 and a reduction in accretion of the asset retirement obligation of $1,326.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction and the July,

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          September,  October,  and November 2007 auctions described in previous
          8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-A Partnership's total revenues and operating expenses would have been reduced by $1,412,351 and $298,524, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-A Partnership's Net Income from Continuing Operations would have decreased by $1,631,004, representing a reduction in oil and gas sales of $2,199,120, a reduction in operating expenses of $456,133, a reduction in DD&A of oil and gas properties of $103,648, and a reduction in accretion of the asset retirement obligation of $8,335.

     (2)  III-B Partnership

          (a)  December 2007 Auction

          The III-B Partnership's net fair value of its oil and gas properties sold in the December Auction was $239,966 as of September 30, 2007. The net sales proceeds were approximately $253,000.

          For the nine months ended September 30, 2007, the III-B Partnership's total revenues and operating expenses would have been reduced by $71,290 and $16,479, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-B Partnership's Net Income from Continuing Operations would have decreased by $93,119, representing a reduction in oil and gas sales of $123,918, a reduction in operating expenses of $28,157, a reduction in DD&A of oil and gas properties of $1,930, and a reduction in accretion of the asset retirement obligation of $712.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction and the July, September, October, and November 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-B Partnership's total revenues and operating expenses would have been reduced by $614,167 and $176,752, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-B Partnership's Net Income from Continuing Operations would have decreased by $691,352, representing a reduction in oil and gas sales of $984,214, a reduction in operating expenses of $255,138, a reduction in DD&A of oil and gas properties of $32,306, and a reduction in accretion of the asset retirement obligation of $5,418.

     (3)  III-C Partnership

          (a)  December 2007 Auction

          The III-C Partnership's net fair value of its oil and gas properties sold in the December Auction was $2,420,084 as of September 30, 2007. The net sales proceeds were approximately $2,247,000.

          For the nine months ended September 30, 2007, the III-C Partnership's total revenues and operating expenses would have been reduced by $943,109 and $109,092, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

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



          For the year ended December 31, 2006, the III-C Partnership's Net Income from Continuing Operations would have decreased by $1,171,366, representing a reduction in oil and gas sales of $1,423,034, a reduction in operating expenses of $212,959, a reduction in DD&A of oil and gas properties of $36,526, and a reduction in accretion of the asset retirement obligation of $2,183.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction, and the July, August, October, and November 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-C Partnership's total revenues and operating expenses would have been reduced by $2,255,442 and $535,794, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-C Partnership's Net Income from Continuing Operations would have decreased by $1,874,631, representing a reduction in oil and gas sales of $3,259,176, a reduction in operating expenses of $902,702, a reduction in DD&A of oil and gas properties of $466,734, and a reduction in accretion of the asset retirement obligation of $15,109.

     (4)  III-D Partnership

          (a)  December 2007 Auction

          The III-D Partnership's net fair value of its oil and gas properties sold in the December Auction was $1,333,363 as of September 30, 2007. The net sales proceeds were approximately $1,314,000.

          For the nine months ended September 30, 2007, the III-D Partnership's total revenues and operating expenses would have been reduced by $591,335 and $56,203, respectively.

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


          Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-D Partnership's Net Income from Continuing Operations would have decreased by $617,113, representing a reduction in oil and gas sales of $776,761, a reduction in operating expenses of $139,399, a reduction in DD&A of oil and gas properties of $18,789, and a reduction in accretion of the asset retirement obligation of $1,460.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction, and the July, August, and November 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May and October 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-D Partnership's total revenues and operating expenses would have been reduced by $1,167,690 and $294,382 respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-D Partnership's Net Income from Continuing Operations would have decreased by $838,538, representing a reduction in oil and gas sales of $1,669,636, a reduction in operating expenses of $574,936, a reduction in DD&A of oil and gas properties of $248,652, and a reduction in accretion of the asset retirement obligation of $7,510.

     (5)  III-E Partnership

          (a)  December 2007 Auction

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



          The III-E Partnership's net fair value of its oil and gas properties sold in the December Auction was $390,561 as of September 30, 2007. The net sales proceeds were approximately $163,000.

          For the nine months ended September 30, 2007, the III-E Partnership's total revenues and operating expenses would have been reduced by $116,838 and $36,900, respectively.

          For the year ended December 31, 2006, the III-E Partnership's Net Income from Continuing Operations would have decreased by $121,142, representing a reduction in oil and gas sales of $180,282, a reduction in operating expenses of $55,106, a reduction in DD&A of oil and gas properties of $2,692, and a reduction in accretion of the asset retirement obligation of $1,342.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction, and the July, September, October, and November 2007 auctions and sale of properties to EnCana Oil & Gas
          (USA), Inc. described in previous 8-K filings, and other miscellaneous property sales that occurred in August 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-E Partnership's total revenues and operating expenses would have been reduced by $2,704,815 and $848,012, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-E Partnership's Net Income from Continuing Operations would have decreased by $2,636,631, representing a reduction in oil and gas sales of $4,207,261, a reduction in operating expenses of $1,356,511, a reduction in DD&A of oil and gas properties of $196,678, and a reduction in accretion of the asset retirement obligation of $17,441.

     (6)  III-F Partnership

          (a)  December 2007 Auction

          The III-F Partnership's net fair value of its oil and gas properties sold in the December Auction was $321,811 as of September 30, 2007. The net sales proceeds were approximately $136,000.

          For the nine months ended September 30, 2007, the III-F Partnership's total revenues and operating expenses would have been reduced by $99,548 and $31,058, respectively.

          For the year ended December 31, 2006, the III-F Partnership's Net Income from Continuing Operations would have decreased by $99,464, representing a reduction in oil and gas sales of $150,699, a reduction in operating expenses of $49,975, a reduction in DD&A of oil and gas properties of $138, and a reduction in accretion of the asset retirement obligation of $1,122.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the December Auction, and the July, September, October, and November 2007 auctions and sale of properties to EnCana Oil & Gas
          (USA), Inc. described in previous 8-K filings, and other miscellaneous property sales that occurred in August 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-F Partnership's total revenues and operating expenses would have been reduced by $1,773,987 and $470,198, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-F Partnership's Net Income from Continuing Operations would have decreased by $1,410,941, representing a reduction in oil and gas sales of $2,307,615, a reduction in operating expenses of $745,723, a reduction in DD&A of oil and gas properties of $140,667, and a reduction in accretion of the asset retirement obligation of $10,284.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: December 28, 2007

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